                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                                 Amendment No. 1

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                          Date of Report: March 9, 2001

               Date of earliest event reported: February 23, 2001

                                  -------------

                         CAPITAL PACIFIC HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                               File No. 001-09911
                            ------------------------
                            (Commission File Number)


               Delaware                                  95-2956559
       ------------------------                    ----------------------
       (State of incorporation)                       (I.R.S. Employer
                                                   Identification Number)


        4100 MacArthur Blvd., Suite 200, Newport Beach, California 92660
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  949-622-8400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                              Amendment to Form 8-K

The undersigned registrant hereby amends the following item of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on March 9, 2001.

ITEM 7. Financial Statements and Exhibits

(b) Pro forma financial information

See pages P-1 through P-5 below.

SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 8, 2001                             By: /s/ STEVEN O. SPELMAN, JR.
                                        --------------------------------------
                                        Steven O. Spelman, Jr.
                                        Chief Financial Officer and Corporate
                                        Secretary (Principal Financial Officer)

                       CAPITAL PACIFIC HOLDINGS, INC. AND SUBSIDIARIES

                          INDEX TO FINANCIAL STATEMENTS

               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                           Page
                                                                                                           ----
Summary..................................................................................................   P-1

Pro Forma Condensed Consolidated Balance Sheet as of November 30, 2000...................................   P-2

Pro Forma Condensed Consolidated Statement of Income for the nine months ended November 30, 2000.........   P-3

Pro Forma Condensed Consolidated Statement of Income for the year ended February 29, 2000................   P-4

Notes to Pro Forma Consolidated Financial Statements.....................................................   P-5

                 CAPITAL PACIFIC HOLDINGS, INC. AND SUBSIDIARIES

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

                                     SUMMARY

   These pro forma financial statements should be read in conjunction with the current report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2001.

   The following unaudited pro form condensed consolidated balance sheet as of November 30, 2000 and condensed consolidated statements of income for the nine months ended November 30, 2000 and for the year ended February 29, 2000 give effect to the Exchange Agreement between the Company and Farallon which closed on February 23, 2001. The pro forma balance sheet gives effect to the Exchange as if it had occurred on the balance sheet date. The pro forma statements of income give effect to the Exchange as if it had occurred at the beginning of the periods presented.

   Under APB Opinion No. 16 "Business Combinations" ("APB 16"), the Exchange is accounted for as the simultaneous purchase of the majority of Farallon's minority interest in CPH LLC and certain other residential joint ventures and the disposition of the Company's interest in the Projects and the Buildings.

   Certain of the joint ventures disposed of in the Exchange had been consolidated in the Company's historical financial statements, while the balance of the joint ventures had been accounted for on the equity method. As a result, the pro forma adjustments made to reflect the disposition of the consolidated joint ventures impact several captions on the pro forma balance sheet and statements of income.

   The pro forma condensed consolidated financial statements have been prepared by the Company's management based on the historical financial statements of the Company and the joint ventures involved in the Exchange. The pro forma financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the date indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the notes contained herein. The Company's consolidated financial statements for the year ended February 28, 2001 and going forward will reflect the transaction from the date of closing onward.

                 CAPITAL PACIFIC HOLDINGS, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF NOVEMBER 30, 2000
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                     ASSETS

                                                                 HISTORICAL     PRO FORMA        PRO FORMA
                                                                CONSOLIDATED   ADJUSTMENTS      CONSOLIDATED
                                                                ------------   -----------      ------------
Cash and cash equivalents ..................................     $   6,787      $   (649)(1)     $   6,138
Restricted cash ............................................           857                             857
Accounts and notes receivable ..............................        13,667           (19)(1)        13,648
Real estate projects .......................................       275,844        (5,546)(2)       270,298
Property, plant and equipment ..............................         8,106        (8,106)(3)            --
Investment in and advances to unconsolidated joint
  ventures .................................................        18,259       (15,552)(4)         2,707
Prepaid expenses and other assets ..........................        15,781           (20)(1)        15,761
                                                                 ---------      --------         ---------
          Total assets .....................................     $ 339,301      $(29,892)        $ 309,409
                                                                 =========      ========         =========

                               LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued liabilities ...................     $  40,459      $  4,024 (5)     $  44,483
Notes payable ..............................................       129,030       (13,665)(6)       115,365
Senior unsecured notes payable .............................        55,592                          55,592
Negative goodwill ..........................................            --         9,298 (7)         9,298
                                                                 ---------      --------         ---------
          Total liabilities ................................       225,081          (343)          224,738
                                                                 ---------      --------         ---------
Minority Interest ..........................................        36,927       (29,549)(8)         7,378
                                                                 ---------      --------         ---------
Stockholders' equity:
  Common stock, par value $.10 per share, 30,000,000 shares
     authorized; 13,767,911 and 13,815,911 shares issued and
     outstanding, respectively .............................         1,500                           1,500
  Additional paid-in capital ...............................       211,888                         211,888
  Accumulated deficit ......................................      (132,580)                       (132,580)
  Treasury stock ...........................................        (3,515)                         (3,515)
                                                                 ---------                       ---------
          Total stockholders' equity .......................        77,293                          77,293
                                                                 ---------                       ---------
          Total liabilities and stockholders' equity .......     $ 339,301      $(29,892)        $ 309,409
                                                                 =========      ========         =========

           See accompanying notes to pro forma financial statements.

                 CAPITAL PACIFIC HOLDINGS, INC. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                   FOR THE NINE MONTHS ENDED NOVEMBER 30, 2000
                      (IN THOUSANDS EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                      HISTORICAL     PRO FORMA         PRO FORMA
                                                     CONSOLIDATED   ADJUSTMENTS       CONSOLIDATED
                                                     ------------   -----------       ------------
Sales of homes and land .........................     $ 245,832      $ (3,323)(9)      $ 242,509
Cost of sales ...................................       187,113        (2,906)(9)        184,207
                                                      ---------      --------          ---------
     Gross margin ...............................        58,719          (417)            58,302
Income from unconsolidated joint ventures .......            13           (52)(10)           (39)
Selling, general and administrative expenses ....       (27,725)        1,121 (11)       (26,604)
Interest expense ................................       (23,013)                         (23,013)
                                                      ---------      --------          ---------
     Income from operations .....................         7,994           652              8,646
Interest and other income, net ..................         1,376                            1,376
Minority Interest ...............................        (2,836)        2,290 (12)          (546)
                                                      ---------      --------          ---------
     Income before income taxes and extraordinary
       item .....................................         6,534         2,942              9,476
Provision for income taxes ......................         1,332         1,901 (13)         3,233
                                                      ---------      --------          ---------
     Income before extraordinary item ...........     $   5,202      $  1,041          $   6,243
                                                      =========      ========          =========
Income per share before extraordinary
  item (basic and diluted) ......................     $    0.38                        $    0.45
                                                      =========                        =========
  Weighted average number of common
     shares -- basic ............................        13,775                           13,775
                                                      =========                        =========
  Weighted average number of common
     shares -- diluted ..........................        13,885                           13,885
                                                      =========                        =========

           See accompanying notes to pro forma financial statements.

                 CAPITAL PACIFIC HOLDINGS, INC. AND SUBSIDIARIES

             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED FEBRUARY 29, 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                            HISTORICAL     PRO FORMA          PRO FORMA
                                                           CONSOLIDATED   ADJUSTMENTS        CONSOLIDATED
                                                           ------------   -----------        ------------

Sales of homes and land ..................................  $ 290,791      $                  $ 290,791
Cost of sales ............................................    231,273                           231,273
                                                            ---------                         ---------
  Gross margin ...........................................     59,518                            59,518
Income from unconsolidated joint ventures ................      1,730            (65)(10)         1,665
Selling, general and administrative expenses .............    (30,813)         1,369 (11)       (29,444)
Interest expense .........................................    (22,141)                          (22,141)
                                                            ---------      ---------          ---------
  Income from operations .................................      8,294          1,304              9,598
Interest and other income, net ...........................      1,513            102 (11)         1,615
Minority interest ........................................     (2,835)         2,289 (12)          (546)
                                                            ---------      ---------          ---------
  Income before income taxes .............................      6,972          3,695             10,667
Provision for income taxes ...............................      1,745           (875)(13)           870
                                                            ---------      ---------          ---------
  Income before extraordinary item .......................  $   5,227      $   4,570          $   9,797
                                                            =========      =========          =========
Income per share before extraordinary item
  (basic and diluted) ....................................  $    0.37                         $    0.70
                                                            =========                         =========
  Weighted average number of common shares -- basic ......     13,923                            13,923
                                                            =========                         =========
  Weighted average number of common shares -- diluted ....     14,014                            14,014
                                                            =========                         =========

           See accompanying notes to pro forma financial statements.

                 CAPITAL PACIFIC HOLDINGS, INC. AND SUBSIDIARIES

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


BALANCE SHEET ADJUSTMENTS:

(1) To reflect the disposition of cash, accounts receivable and prepaid expense balances in the consolidated joint ventures disposed of ("Cons. Former Ventures").

(2) To reflect the disposition of the real estate project balances in the Cons. Former Ventures.

(3) To reflect the disposition of the property, plant and equipment balances in the Cons. Former Ventures and the adjustment of the remaining balance of $2.5 million to zero in accordance with APB 16.

(4) To reflect the collection of advances previously made to unconsolidated joint ventures disposed of ("U/C Former Ventures") and the disposition of the Company's interest in the U/C Former Ventures.

(5) To reflect deferred income taxes and accrual of costs incurred in connection with the Exchange.

(6) To reflect the disposition of the note payable balance in one of the Cons. Former Ventures, and the paydown of notes payable with proceeds from the collection of advances previously made to U/C Former Ventures.

(7)     To reflect negative goodwill recorded in accordance with APB 16.

(8) To reflect the reduction in Farallon's minority interest in CPH LLC and certain other residential joint ventures.

STATEMENT OF INCOME ADJUSTMENTS:

(9) To reflect the elimination of revenues and cost of sales in the Cons. Former Ventures.

(10)    To reflect the elimination of income from the U/C Former Ventures.

(11) To reflect the elimination of net operating results from Buildings which were disposed of and the amortization of negative goodwill recorded as a result of the Exchange. Negative goodwill is amortized using the straight-line method over a life of five years.

(12) To reflect the reduction in minority interest allocation to Farallon as a result of the acquisition of a majority of Farallon's interest in CPH LLC in the Exchange.

(13) To reflect the net amount of additional income taxes provided at the Company's pro forma effective rate for the period presented.